Press Release

RLJ Lodging Trust Reports First Quarter 2015 Results

- Pro forma RevPAR increased 5.3% and Pro forma Consolidated Hotel EBITDA increased 10.7%
- Sold portfolio of 20 non-strategic assets for $230.3 million
- Board approves $200.0 million share repurchase program

Bethesda, MD, May 6, 2015 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three months ended March 31, 2015.

First Quarter Highlights

•	Pro forma RevPAR increased 5.3%, Pro forma ADR increased 6.0%, and Pro forma Occupancy decreased 0.7%

•	Pro forma Hotel EBITDA Margin increased 36 basis points to 32.6%

•	Pro forma Consolidated Hotel EBITDA increased 10.7% to $85.0 million

•	Adjusted FFO increased 25.7% to $67.3 million

•	Sold a portfolio of 20 non-strategic assets for $230.3 million

•	Increased cash dividend by 10.0% over the prior quarter to $0.33 per share

“Our portfolio's market diversification has been instrumental to our continuous growth,” commented Thomas J. Baltimore, Jr., President and Chief Executive Officer. “This quarter we saw double-digit RevPAR growth across 10 of our markets. Given our market diversification and recent non-strategic asset sales, we have established a solid platform and remain very bullish on the future of our portfolio.”

Financial and Operating Results
Performance metrics such as Occupancy, Average Daily Rate (“ADR”), Revenue Per Available Room (“RevPAR”), Hotel EBITDA, and Hotel EBITDA Margin are pro forma. The prefix “pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovations for comparable periods. Explanations of EBITDA, Adjusted EBITDA, Hotel EBITDA, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included at the end of this release.

Pro forma RevPAR for the three months ended March 31, 2015, increased 5.3% over the comparable period in 2014, driven by a Pro forma ADR increase of 6.0% and a Pro forma Occupancy decrease of 0.7%. Several of the Company’s markets achieved double-digit RevPAR growth including San Antonio, Portland, South Florida, and Northern California, which experienced RevPAR growth of 23.6%, 20.2%, 14.5%, and 12.0%, respectively.

Pro forma Hotel EBITDA Margin for the three months ended March 31, 2015, increased 36 basis points over the comparable period in 2014 to 32.6%.

Pro forma Consolidated Hotel EBITDA includes the results of non-comparable hotels. For the three months ended March 31, 2015, Pro forma Consolidated Hotel EBITDA increased $8.2 million to $85.0 million, representing a 10.7% increase over the comparable period in 2014.

Adjusted EBITDA for the three months ended March 31, 2015, increased $13.7 million to $81.1 million, representing a 20.3% increase over the comparable period in 2014.

Adjusted FFO for the three months ended March 31, 2015, increased $13.7 million to $67.3 million, representing a 25.7% increase over the comparable period in 2014.

Adjusted FFO per diluted share and unit for the three months ended March 31, 2015, was $0.51 based on the Company’s diluted weighted-average common shares and units outstanding of 133.2 million.

Non-recurring items which are noteworthy for the three months ended March 31, 2015, included a gain of $22.3 million related to 20 hotels sold during the quarter.

Non-recurring items are included in net income attributable to common shareholders but have been excluded from Adjusted EBITDA and Adjusted FFO, as applicable. A complete listing of non-recurring items is provided in the Non-GAAP reconciliation tables at the end of this press release for the three months ended March 31, 2015 and 2014.

Net income attributable to common shareholders for the three months ended March 31, 2015, was $47.9 million compared to $11.9 million for the comparable period in 2014.

Net cash flow from operating activities for the three months ended March 31, 2015, totaled $44.1 million compared to $31.6 million for the comparable period in 2014.

Dispositions
During the three months ended March 31, 2015, the Company sold a portfolio of 20 hotels. The Company sold the portfolio on February 23, 2015, for a total sale price of $230.3 million and recorded a gain of $22.3 million.

Balance Sheet
As of March 31, 2015, the Company had $339.8 million of unrestricted cash on its balance sheet, $300.0 million available on its revolving credit facility, and $1.4 billion of debt outstanding. The Company’s ratio of net debt to Adjusted EBITDA for the trailing twelve month period ended March 31, 2015, was 3.0 times.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest. This dividend represents a 10.0% increase to the prior quarter's cash dividend. The dividend was paid on April 15, 2015, to shareholders of record as of March 31, 2015.

Subsequent Events
On May 1, 2015, the Company's Board of Trustees authorized a share repurchase program to acquire up to $200.0 million of the Company's common shares.

2015 Outlook
The Company’s outlook remains the same. The outlook excludes potential future acquisitions and dispositions, which could result in a material change to the Company’s outlook. The 2015 outlook is also based on a number of other assumptions, many of which are outside the Company’s control and all of which are subject to change.

Pro forma operating guidance includes results for periods prior to the Company’s ownership and therefore assumes the hotels were owned since January 1, 2014. Pro forma guidance removes income from hotels that have been sold.

For the full year 2015, the Company anticipates:

Current Outlook
Pro forma RevPAR growth (1)	5.0% to 6.75%
Pro forma Hotel EBITDA Margin (1)	36.0% to 37.0%
Pro forma Consolidated Hotel EBITDA	$405.0M to $425.0M
Corporate Cash General & Administrative	$26.0M to $27.0M
(1) Excludes non-comparable hotels. Properties closed for renovations are considered non-comparable and therefore are excluded for periods in which they are closed.

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on May 7, 2015, at 10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s first quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations section of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. The Company owns 126 properties, comprised of 124 hotels with more than 20,400 rooms and two planned hotel conversions, located in 21 states and the District of Columbia.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urge investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.

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Additional Contacts:
Leslie D. Hale, Chief Financial Officer, RLJ Lodging Trust – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:

 http://rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) Adjusted EBITDA, and (5) Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, and Hotel EBITDA as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
EBITDA is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions. The Company presents EBITDA attributable to common shareholders, which includes OP units, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand EBITDA attributable to all common shares and OP units.

Hotel EBITDA
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Pro forma Consolidated Hotel EBITDA includes results for periods prior to ownership, includes non-comparable hotels which were not open for operation or were closed for renovations for comparable periods, and excludes sold hotels. Pro forma Hotel EBITDA excludes the results of non-comparable hotels.

Adjustments to FFO and EBITDA
The Company adjusts FFO and EBITDA for certain additional items, such as transaction and pursuit costs, the amortization of share based compensation, and certain other expenses that the Company considers outside the normal course of business. The Company believes that Adjusted FFO and Adjusted EBITDA provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income, FFO and EBITDA, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO and EBITDA for the following items, as applicable:

•	Transaction and Pursuit Costs: The Company excludes transaction and pursuit costs expensed during the period because it believes they do not reflect the underlying performance of the Company.

•
Non-Cash Expenses: The Company excludes the effect of certain non-cash items because it believes they do not reflect the underlying performance of the Company. The Company has excluded the amortization of share based compensation, non-cash gain or loss on the disposal of assets, non-cash debt extinguishment costs, and the accelerated amortization of deferred financing fees.

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
	(unaudited)
Assets
Investment in hotel and other properties, net	$3,511,032	$3,518,803
Cash and cash equivalents	339,774	262,458
Restricted cash reserves	56,795	63,054
Hotel and other receivables, net of allowance of $189 and $166, respectively	30,820	25,691
Deferred financing costs, net	10,411	11,421
Deferred income tax asset	7,502	7,502
Prepaid expense and other assets	36,698	42,115
Assets of hotel properties held for sale	—	197,335
Total assets	$3,993,032	$4,128,379
Liabilities and Equity
Mortgage loans	$403,319	$532,747
Term loans	1,025,000	1,025,000
Accounts payable and other liabilities	119,995	129,388
Deferred income tax liability	7,861	7,879
Advance deposits and deferred revenue	12,385	9,984
Accrued interest	2,755	2,783
Distributions payable	46,490	42,114
Total liabilities	1,617,805	1,749,895
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized; zero shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	—	—
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 132,165,308 and 131,964,706 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	1,321	1,319
Additional paid-in-capital	2,422,013	2,419,731
Accumulated other comprehensive loss	(23,047)	(13,644)
Distributions in excess of net earnings	(42,510)	(46,415)
Total shareholders’ equity	2,357,777	2,360,991
Noncontrolling interest
Noncontrolling interest in joint venture	6,226	6,295
Noncontrolling interest in Operating Partnership	11,224	11,198
Total noncontrolling interest	17,450	17,493
Total equity	2,375,227	2,378,484
Total liabilities and equity	$3,993,032	$4,128,379

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended March 31,
	2015	2014
Revenue
Operating revenue
Room revenue	$232,559	$206,025
Food and beverage revenue	28,993	23,367
Other operating department revenue	8,853	6,981
Total revenue	$270,405	$236,373
Expense
Operating expense
Room expense	$54,086	$47,521
Food and beverage expense	20,764	16,873
Management and franchise fee expense	28,042	24,813
Other operating expense	60,581	56,376
Total property operating expense	163,473	145,583
Depreciation and amortization	37,203	32,876
Property tax, insurance and other	20,043	17,252
General and administrative	10,399	10,129
Transaction and pursuit costs	135	1,484
Total operating expense	231,253	207,324
Operating income	39,152	29,049
Other income	90	110
Interest income	445	323
Interest expense	(13,508)	(14,646)
Income from continuing operations before income tax expense	26,179	14,836
Income tax expense	(375)	(294)
Income from continuing operations	25,804	14,542
Gain (loss) on disposal of hotel properties	22,298	(2,557)
Net income	48,102	11,985
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in consolidated joint venture	69	34
Noncontrolling interest in common units of Operating Partnership	(321)	(87)
Net income attributable to common shareholders	$47,850	$11,932
Basic per common share data
Net income per share attributable to common shareholders	$0.36	$0.10
Weighted-average number of common shares	131,272,611	121,740,962
Diluted per common share data
Net income per share attributable to common shareholders	$0.36	$0.10
Weighted-average number of common shares	132,286,542	122,867,755

Note:
The Statement of Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Net Income to Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO)

	For the three months ended March 31,
	2015	2014
Net income	$48,102	$11,985
Depreciation and amortization	37,203	32,876
(Gain) loss on disposal of hotel properties	(22,298)	2,557
Noncontrolling interest in consolidated joint venture	69	34
Adjustments related to consolidated joint venture (1)	(42)	(46)
FFO attributable to common shareholders	63,034	47,406
Transaction and pursuit costs	135	1,484
Amortization of share based compensation	4,023	3,573
Loan related costs (2)	90	1,073
Adjusted FFO	$67,282	$53,536

Adjusted FFO per common share and unit-basic	$0.51	$0.44
Adjusted FFO per common share and unit-diluted	$0.51	$0.43

Basic weighted-average common shares and units outstanding (3)	132,167	122,635
Diluted weighted-average common shares and units outstanding (3)	133,181	123,762

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the joint venture.
(2)  Represents debt extinguishment costs and accelerated amortization of deferred financing fees.
(3)  Includes 0.9 million operating partnership units.

RLJ Lodging Trust
Reconciliation of Net Income to Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

	For the three months ended March 31,
	2015	2014
Net income	$48,102	$11,985
Depreciation and amortization	37,203	32,876
Interest expense, net (1)	13,497	14,638
Income tax expense	375	294
Noncontrolling interest in consolidated joint venture	69	34
Adjustments related to consolidated joint venture (2)	(42)	(46)
EBITDA	99,204	59,781
Transaction and pursuit costs	135	1,484
(Gain) loss on disposal of hotel properties	(22,298)	2,557
Amortization of share based compensation	4,023	3,573
Adjusted EBITDA	$81,064	$67,395
General and administrative (3)	6,376	6,555
Operating results from noncontrolling interest in joint venture	(27)	12
Other corporate adjustments	(160)	15
Consolidated Hotel EBITDA	87,253	73,977
Pro forma adjustments - Income from sold properties	(2,213)	(5,979)
Pro forma adjustments - Income from prior ownership	—	8,793
Pro forma Consolidated Hotel EBITDA	85,040	76,791
Non-comparable hotels (4)	(4,554)	(1,743)
Pro forma Hotel EBITDA	$80,486	$75,048

Note:
(1) Interest expense is net of interest income, excludes amounts attributable to investment in loans of $0.4 million for the three months ended March 31, 2015, and $0.3 million for the three months ended March 31, 2014.
(2) Includes depreciation, amortization, and interest expense allocated to the noncontrolling interest in the joint venture.
(3) General and administrative expenses exclude amortization of share based compensation, which is reflected in Adjusted EBITDA.
(4) Reflects the results of five non-comparable hotels that were not open for the entirety of the comparable periods: Residence Inn Atlanta Midtown/Georgia Tech, Courtyard Waikiki Beach, Hilton Cabana Miami Beach, Courtyard San Francisco Union Square, and the SpringHill Suites Downtown Houston.

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of March 31, 2015
Secured Debt
Barclays Bank - 3 hotels	10	Jun 2015	Fixed	5.55%	$20,109
Capmark Financial Group - 1 hotel	10	Jul 2015	Fixed	5.50%	6,172
Barclays Bank - 1 hotel	10	Sep 2015	Fixed	5.44%	10,038
PNC Bank - 5 hotels	4	May 2017	Floating	2.53%	74,000
Wells Fargo - 4 hotels	3	Sep 2020	Floating (2)	4.19%	150,000
Wells Fargo - 4 hotels	3	Oct 2021	Floating (2)	4.06%	143,000
Weighted Average / Secured Total				3.96%	$403,319

Unsecured Debt
Credit Facility	4	Nov 2017	Floating	—%	$—
2013 Five-Year Term Loan	5	Aug 2018	Floating (2)(3)	3.07%	400,000
2012 Five-Year Term Loan	5	Mar 2019	Floating (2)(4)	2.37%	400,000
2013 Seven-Year Term Loan	7	Nov 2019	Floating (2)	4.04%	225,000
2014 Seven-Year Term Loan	7	Jan 2022	Floating	—%	—
Weighted Average / Unsecured Total				3.01%	$1,025,000

Weighted Average / Total Debt				3.28%	$1,428,319

Note:
(1) Interest rates as of March 31, 2015.
(2) The floating interest rate is hedged with an interest rate swap.
(3) Reflects interest rate swap on $350.0 million.
(4) Reflects interest rate swap on $275.0 million.

RLJ Lodging Trust
Acquisitions
 (unaudited)

Acquisitions	Location	Acquisition Date	Management Company	Rooms	Gross Purchase Price ($ in millions)	% Interest
2015 Acquisitions
No assets acquired to date.	—	—	—	—	—	—

2014 Acquisitions
Hyatt House Charlotte Center City	Charlotte, NC	Mar 12, 2014	Hyatt Affiliate	163	$32.5	100%
Hyatt House Cypress Anaheim	Cypress, CA	Mar 12, 2014	Hyatt Affiliate	142	14.8	100%
Hyatt House Emeryville SF Bay Area	Emeryville, CA	Mar 12, 2014	Hyatt Affiliate	234	39.3	100%
Hyatt House San Diego Sorrento Mesa	San Diego, CA	Mar 12, 2014	Hyatt Affiliate	193	36.0	100%
Hyatt House San Jose Silicon Valley	San Jose, CA	Mar 12, 2014	Hyatt Affiliate	164	44.2	100%
Hyatt House San Ramon	San Ramon, CA	Mar 12, 2014	Hyatt Affiliate	142	20.8	100%
Hyatt House Santa Clara	Santa Clara, CA	Mar 12, 2014	Hyatt Affiliate	150	40.6	100%
Hyatt Market Street The Woodlands	The Woodlands, TX	Mar 12, 2014	Hyatt Corporation	70	25.8	100%
Hyatt Place Fremont Silicon Valley	Fremont, CA	Mar 12, 2014	Hyatt Affiliate	151	23.5	100%
Hyatt Place Madison Downtown	Madison, WI	Mar 12, 2014	Hyatt Affiliate	151	35.1	100%
Courtyard Portland City Center	Portland, OR	May 22, 2014	Sage Hospitality	256	67.0	100%
Embassy Suites Irvine Orange County	Irvine, CA	May 22, 2014	Sage Hospitality	293	53.0	100%
Hilton Cabana Miami Beach	Miami Beach, FL	Jun 19, 2014	Highgate Hotels	231	71.7	100%
Hyatt Atlanta Midtown	Atlanta, GA	Jul 14, 2014	Interstate Hotels and Resorts	194	49.5	100%
DoubleTree Grand Key Resort (1)	Key West, FL	Sep 11, 2014	Interstate Hotels and Resorts	215	77.0	100%
Total Acquisitions				2,749	$630.7

Note:
(1)  Purchase price does not include $1.3 million paid for five condominium units.

RLJ Lodging Trust
Pro forma Operating Statistics — Top 50 Assets
(Amounts in thousands, except rooms)
(unaudited)

For the trailing twelve months ended March 31, 2015

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
DoubleTree NYC Metropolitan	New York, NY	764	$17,536
Marriott Louisville Downtown	Louisville, KY	616	16,936
Courtyard Austin Dtwn Conv Ctr	Austin, TX	270	10,079
Hilton New York Fashion District	New York, NY	280	10,004
Hilton Garden Inn New York W 35th St	New York, NY	298	9,846
Courtyard Chicago Downtown Mag Mile	Chicago, IL	306	7,408
Courtyard Portland City Center	Portland, OR	256	7,027
Embassy Suites Tampa Dtwn Conv Ctr	Tampa, FL	360	6,418
Courtyard Waikiki Beach	Waikiki, HI	403	6,294
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	6,197
Fairfield Inn & Suites DC Downtown	Washington, DC	198	5,791
Hilton Garden Inn SF Oakland Bay Bridge	Emeryville, CA	278	5,780
DoubleTree Grand Key Resort	Key West, FL	216	5,555
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	5,439
Residence Inn Austin Dtwn Conv Ctr	Austin, TX	179	5,334
Courtyard Charleston Historic District	Charleston, SC	176	5,324
Courtyard New York Manhattan Upper East	New York, NY	226	4,988
Hyatt House San Jose Silicon Valley	San Jose, CA	164	4,895
Hilton Cabana	Miami Beach, FL	231	4,858
Courtyard Houston By The Galleria	Houston, TX	190	4,758
Embassy Suites Boston Waltham	Waltham, MA	275	4,737
Hilton Garden Inn New Orleans Conv Ctr	New Orleans, LA	286	4,678
Residence Inn Bethesda Downtown	Bethesda, MD	188	4,671
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	4,645
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	4,635
Renaissance Ft Lauderdale Plantation	Plantation, FL	250	4,540
Hyatt House Emeryville SF Bay Area	Emeryville, CA	234	4,475
Homewood Suites Washington DC Downtown	Washington, DC	175	4,433
Marriott Austin South	Austin, TX	211	4,181
Hyatt House Santa Clara	Santa Clara, CA	150	4,161
Embassy Suites Los Angeles Downey	Downey, CA	219	4,039
Residence Inn National Harbor DC	Oxon Hill, MD	162	3,998
Courtyard Houston Dtwn Conv Ctr	Houston, TX	191	3,949
Residence Inn Houston By The Galleria	Houston, TX	146	3,622
Embassy Suites Irvine Orange Cnty Arprt	Irvine, CA	293	3,617
Residence Inn Houston Dtwn Conv Ctr	Houston, TX	171	3,502
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	3,351
Hampton Inn Houston Near The Galleria	Houston, TX	176	3,329
Residence Inn Chicago Oak Brook	Oak Brook, IL	156	3,254
Hyatt House Charlotte Center City	Charlotte, NC	163	3,192
Residence Inn Louisville Downtown	Louisville, KY	140	3,178
Hyatt Market Street The Woodlands	Spring, TX	70	3,067
Hyatt Atlanta Midtown	Atlanta, GA	194	3,056
Embassy Suites West Palm Beach Central	West Palm Beach, FL	194	3,014
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	3,009
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	2,970
Marriott Chicago Midway	Chicago, IL	200	2,949
Hilton Garden Inn Bloomington	Bloomington, IN	168	2,844
Hyatt House Dallas Lincoln Park	Dallas, TX	155	2,615
Fairfield Inn & Suites Key West	Key West, FL	106	2,180
Top 50 Assets		11,637	260,357
Other (1)		8,800	125,189
Total Portfolio		20,437	$385,546
Note:
The information above includes results for periods prior to the Company's ownership. The information above has not been audited and is presented only for comparison purposes. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture.
(1)  Reflects 74 hotels, excludes two pending hotel conversions scheduled to open in the third quarter of 2015.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the three months ended March 31, 2015

Top Markets		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2015	2014	Var	2015	2014	Var	2015	2014	Var	Q1
NYC	5	91.6%	93.3%	(1.7)%	$170.38	$179.27	(5.0)%	$156.11	$167.18	(6.6)%	2%
Chicago	15	62.4%	65.0%	(4.1)%	128.39	117.19	9.6%	80.09	76.22	5.1%	4%
Austin	13	77.8%	81.5%	(4.6)%	176.96	166.48	6.3%	137.67	135.70	1.5%	13%
Denver	13	65.7%	69.7%	(5.8)%	129.72	122.92	5.5%	85.19	85.68	(0.6)%	7%
Houston	9	74.3%	73.3%	1.3%	168.01	161.41	4.1%	124.79	118.35	5.4%	8%
Washington, DC	7	70.9%	68.4%	3.6%	165.98	164.89	0.7%	117.62	112.79	4.3%	6%
Other	59	76.7%	75.9%	1.0%	162.37	149.05	8.9%	124.49	113.11	10.1%	60%
Total	121	75.1%	75.6%	(0.7)%	$159.48	$150.41	6.0%	$119.71	$113.70	5.3%	100%

Service Level		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2015	2014	Var	2015	2014	Var	2015	2014	Var	Q1
Focused-Service	100	73.8%	74.4%	(0.8)%	$153.29	$143.52	6.8%	$113.12	$106.77	5.9%	70%
Compact Full-Service	20	79.2%	80.2%	(1.3)%	173.91	166.73	4.3%	137.70	133.71	3.0%	25%
Full-Service	1	69.9%	64.6%	8.2%	172.47	163.11	5.7%	120.56	105.40	14.4%	5%
Total	121	75.1%	75.6%	(0.7)%	$159.48	$150.41	6.0%	$119.71	$113.70	5.3%	100%

Chain Scale		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2015	2014	Var	2015	2014	Var	2015	2014	Var	Q1
Upper Upscale	18	75.7%	75.1%	0.7%	$171.68	$162.02	6.0%	$129.95	$121.75	6.7%	27%
Upscale	85	75.4%	76.3%	(1.2)%	157.08	148.50	5.8%	118.37	113.25	4.5%	63%
Upper Midscale	17	72.7%	72.2%	0.7%	150.16	141.23	6.3%	109.17	102.01	7.0%	10%
Midscale	1	58.8%	75.3%	(21.9)%	83.85	64.95	29.1%	49.30	48.89	0.8%	0%
Total	121	75.1%	75.6%	(0.7)%	$159.48	$150.41	6.0%	$119.71	$113.70	5.3%	100%

Flags		Occupancy			ADR			RevPAR			% of Hotel EBITDA
	# of Hotels	2015	2014	Var	2015	2014	Var	2015	2014	Var	Q1
Residence Inn	28	74.9%	76.9%	(2.6)%	$148.43	$138.17	7.4%	$111.22	$106.29	4.6%	17%
Courtyard	22	73.4%	73.1%	0.4%	157.65	148.14	6.4%	115.65	108.23	6.9%	18%
Hyatt House	11	73.1%	77.0%	(5.0)%	160.31	145.47	10.2%	117.20	111.97	4.7%	8%
Hilton Garden Inn	9	78.1%	75.9%	2.9%	162.61	157.03	3.6%	126.99	119.21	6.5%	9%
Fairfield Inn & Suites	8	73.6%	68.7%	7.2%	159.28	151.68	5.0%	117.22	104.17	12.5%	5%
SpringHill Suites	8	69.4%	70.4%	(1.5)%	122.36	116.88	4.7%	84.87	82.28	3.1%	4%
Embassy Suites	7	79.4%	79.4%	0.0%	172.17	160.59	7.2%	136.65	127.43	7.2%	10%
Hampton Inn	7	74.4%	77.2%	(3.6)%	144.07	135.45	6.4%	107.23	104.53	2.6%	5%
Marriott	5	69.7%	70.2%	(0.7)%	163.33	151.99	7.5%	113.79	106.67	6.7%	10%
Renaissance	3	72.3%	68.6%	5.5%	167.90	158.16	6.2%	121.39	108.44	11.9%	4%
DoubleTree	3	88.2%	92.2%	(4.3)%	181.04	180.91	0.1%	159.72	166.77	(4.2)%	3%
Hyatt	2	75.1%	71.6%	4.9%	203.80	190.56	6.9%	153.02	136.36	12.2%	2%
Hyatt Place	2	80.5%	78.6%	2.5%	146.81	129.66	13.2%	118.24	101.90	16.0%	2%
Hilton	1	96.5%	98.6%	(2.1)%	186.84	196.37	(4.9)%	180.26	193.56	(6.9)%	1%
Homewood Suites	1	66.9%	60.1%	11.4%	209.45	208.83	0.3%	140.06	125.41	11.7%	1%
Other	4	60.1%	66.8%	(10.0)%	141.52	128.97	9.7%	85.07	86.16	(1.3)%	1%
Total	121	75.1%	75.6%	(0.7)%	$159.48	$150.41	6.0%	$119.71	$113.70	5.3%	100%

Note:
The information above includes results for periods prior to the Company's ownership. The information has not been audited and is presented only for comparison purposes. Results reflect 100% of DoubleTree NYC Metropolitan financial results, which have not been adjusted to reflect the noncontrolling interest in the joint venture. All results exclude disposed hotels and five non-comparable properties.